TAXES ON INCOME (Schedule of Net Operating Loss Carry-Forwards) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
Israel	$ 38,500
United States	500 [1]
Tax Loss Carry-Forwards	$ 39,000
Expiration year	2027

[1]	Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.